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                                    Bramwell
                                      FUNDS

                                     (PHOTO)
                           ELIZABETH R. BRAMWELL, CFA
                                  PRESIDENT AND
                            CHIEF INVESTMENT OFFICER

                             "FOCUSED ON THE FUTURE,
                               GUIDED BY THE PAST"

                               Semi-Annual Report
                                December 31, 2002

                              BRAMWELL GROWTH FUND
                               BRAMWELL FOCUS FUND

                            The Bramwell Funds, Inc.
                                  1-800-BRAMCAP
                                 1-800-272-6227
                              WWW.BRAMWELLFUNDS.COM

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DEAR FELLOW SHAREHOLDERS:

INVESTMENT RESULTS - QUARTER ENDED DECEMBER 31, 2002

During 2002, the economy continued to transition from the euphoric period that preceded the Millennium. We expect that we are at or close to moderate sustainable economic growth going forward. Indeed, the S&P 500(R) Stock Index rose 8.44% in the fourth quarter. Our portfolios, however, gave back some of the comparative outperformance earlier in the year as the result of weakness in hospital, healthcare service and retail stocks which had been strong earlier performers. The GROWTH FUND declined (0.92)% and the FOCUS FUND declined (3.41)% in the fourth quarter.

For the calendar year, the Growth Fund declined (20.18)% to $16.10 net asset value per share and the Focus Fund declined (17.41)% to $7.64 net asset value per share compared to a decline of (22.10)% for the S&P 500(R) Stock Index. The Lipper Multi-Cap Growth Funds Index, which is the Growth and Focus Funds' Lipper category, fell (29.82)% over the same twelve months.

In the U.S.-domiciled Large Growth category, as of December 31, 2002, both the GROWTH and FOCUS FUNDS received 5-STAR OVERALL MORNINGSTAR RATINGS(TM) (+++++). Both also received 5 stars for the 3-year period in a peer group of 802 Large Growth funds, and the Growth Fund received 5 stars for the 5-year period when rated against 545 Large Growth funds. The Focus Fund celebrated its Third Birthday on October 31, 2002. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance.(a)

Both the GROWTH AND FOCUS FUNDS were also designated LIPPER LEADERS FOR CONSISTENT RETURN among 215 Multi-Cap Growth Funds for the three-year period ended December 31, 2002. Lipper Leader for Consistent Return ratings reflect the degree of a fund's historical success in achieving superior risk-adjusted returns, adjusted for volatility, relative to peers for the most recent three-year period. The ratings are updated monthly. The top 20% are named Lipper Leaders for Consistent Return.(b)

COMMENTARY

The economy achieved modest non-inflationary growth in the fourth quarter despite ongoing geopolitical uncertainty. Housing demand continued strong given positive demographics and mortgage refinancing at lower rates, and automobile sales continued to benefit from zero rate loans. The Federal Reserve cut the Fed Funds rate 50 basis points to 1.25%, a 40-year low, in early November, and the 3-month Treasury bill yield fell to 1.2%. Technology and capital spending appeared to be bottoming.

Both portfolios benefited from exposure to electronics, information processing, restaurants and selected healthcare product companies, particularly orthopedic device manufacturers. However, the portfolio weightings and performance vary, with the Focus Fund investing in a more concentrated universe of 20-30 stocks. Specific companies that contributed to the Growth Fund's performance included Affiliated Computer Services, Cheesecake Factory, 3M, Brinker International and Dell Computer. Specific companies that contributed to the Focus Fund's performance were IBM, Affiliated Computer Services, Brinker International, Amgen and Cheesecake Factory. On the downside for both Funds, charges that Tenet Healthcare overbilled Medicare for certain outlier reimbursements abruptly impaired performance of

(a) The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating(TM) metrics. Morningstar ratings are proprietary and are not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.
    (C) 2002 Morningstar, Inc. All Rights Reserved.

(b) Lipper Leader ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of the information. More information is available at www.lipperleaders.com. Lipper Leader ratings copyright 2001, Reuters. All Rights Reserved.

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LIPPER LEADER

CONSISTENT
RETUNR

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BRAMWELL
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hospital and healthcare service stocks which had been strong contributors to performance earlier in the year. Lower valuations may create better investment opportunities on selected companies going forward. Retail stocks weakened given soft holiday sales, which partially reflected six fewer shopping days between Thanksgiving and Christmas than a year ago.

OUTLOOK

The outlook for the equity markets looks positive given expectations for improved earnings growth in the second half of 2003 and continuing thereafter. Inflation and interest rates are low and valuations appear favorable. We look for equity appreciation to roughly parallel earnings growth. Our capitalization-weighted portfolios have projected earnings growth rates of 17% in 2003 and are selling at 21 P/E ratios and an attractive 1.2 times growth, compared with the S&P 500(R) Stock Index which is selling at a 17 P/E ratio and at 1.3 times 13% estimated growth based on 2003 estimated earnings of $52. Longer term, the S&P 500(R) Stock Index earnings growth is projected to be 7%. In terms of valuation, the dividend return on the S&P 500(R) Stock Index is 1.8% which is significantly higher than the 1.2% yield on the 3-month U.S. T-bill. The proposed elimination of taxes on dividends would incrementally tilt aftertax returns toward equities. Also, the reciprocal of the approximate 4% yield on the 10-year note is 25 suggesting an unusually high risk premium over the 17 P/E ratio for the S&P 500(R) Stock Index.

Our investment focus is on companies that are innovators and that spend meaningfully on productive research and development. We seek to invest in companies that are gaining market share, have access to the capital markets and are using technology such as the Internet to enhance sales growth and reduce costs, including both labor and capital spending. With any pickup in the economy, operating leverage on tightly contained cost structures could produce significant earnings expansion. We continue to pursue positive demographic themes, such as increased demand for healthcare as baby boomers age, and to invest in companies with potential 2003 and 2004 earnings acceleration coming from new product cycles, deferred demand and geographic expansion. We expect global spending on technology and capital spending to pick up in the second half of 2003 and to strengthen further in 2004. New Microsoft Windows products, wireless phones enhanced with cameras and color screens, flat screen TVs, PDA's (Personal Digital Assistants), digital photography and electronic games are among the products that are expected to drive future sales. Also, we believe that a strong PC replacement cycle is likely to begin to occur from an installed base of several hundred million PCs worldwide of which more than half are over three years old. New computers have improved self-diagnosing and self-healing features and have better total cost of ownership characteristics. They are also more likely to be portable.

The stock market anticipates economic changes by about six months and our goal is to be positioned optimally in advance. On an ongoing basis, we try to use market and individual stock volatility advantageously to build investment positions at more favorable prices and thereby improve investment returns.

FUND INVESTMENT

Daily Net Asset Values (NAVs), as well as further information such as portfolio holdings and historic performance, may be obtained from our Web site, WWW.BRAMWELLFUNDS.COM. Daily Net Asset Values (NAVs) of both Funds are also available each evening after 6:00 p.m. (EST) by calling 1-800-BRAMCAP (1-800-272-6227). Please also call this number if you need assistance or additional information. The NASDAQ symbol for the Focus Fund is BRFOX and for the Growth Fund is BRGRX.
Sincerely,

/s/Elizabeth R. Bramwell

Elizabeth R. Bramwell, CFA
President and Chief Investment Officer

January 23, 2003

The outlook and opinions expressed above represent the views of the investment adviser as of January 23, 2003 and are subject to change as market and economic events unfold.

                                                              Semi-Annual Report

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                              BRAMWELL GROWTH FUND
                                DECEMBER 31, 2002

The BRAMWELL GROWTH FUND is a no-load, diversified fund that generally invests in a portfolio of 60-90 stocks of companies that the Adviser believes have above average growth potential.
                             MAJOR INDUSTRY HOLDINGS
------------------------------------------------------------------------------
Retailing                           13.3%
Healthcare Services                 11.1
Healthcare Products                 11.0
Electronics                          7.7
Industrial Products                  6.8
Information Processing Equipment     5.7
Restaurants                          5.0
Financial Services                   5.0
Energy                               4.6
Consumer Products                    3.7
                                   -----
                                    73.9%

                              MAJOR EQUITY HOLDINGS
------------------------------------------------------------------------------
Affiliated Computer Services         3.3%
Kohl's                               3.1
UnitedHealth Group                   3.1
Walgreen                             3.0
IBM                                  2.9
WellPoint Health Networks            2.9
Dell Computer                        2.8
Microsoft                            2.6
Cardinal Health                      2.6
Wal-Mart                             2.6
                                   -----
                                    28.9%

                         COMPARATIVE INVESTMENT RETURNS
                                   (12/31/02)

                  Dec.       One       Three       Five      Since
                   Q         Year      Years       Years   Inception*
------------------------------------------------------------------------------
GROWTH           (0.92)%   (20.18)%   (13.27)%     1.97%    10.18%
FUND

S&P 500(R)          8.44    (22.10)    (14.55)    (0.59)      9.97
Stock Index
*From August 1, 1994.

                               BRAMWELL FOCUS FUND
                                DECEMBER 31, 2002

The BRAMWELL FOCUS FUND is a no-load, non-diversified fund with a concentrated portfolio, normally comprised of 20-30 securities, that invests primarily in common stocks of companies that the Adviser believes have above average growth potential. Because of its concentration, the Focus Fund should be regarded as a more aggressive portfolio than the Growth Fund in that the price movement of a single stock may have a greater positive or negative effect on overall portfolio performance.

                             MAJOR INDUSTRY HOLDINGS
------------------------------------------------------------------------------
Healthcare Services                 12.8%
Healthcare Products                 12.7
Retailing                           12.2
Information Processing Equipment    11.0
Electronics                          9.1
                                   -----
                                    57.8%

                              MAJOR EQUITY HOLDINGS
------------------------------------------------------------------------------
IBM                                  5.8%
Dell Computer                        5.2
Affiliated Computer Services         4.7
Anthem                               4.7
Amgen                                4.3
                                   -----
                                    24.7%

                         COMPARATIVE INVESTMENT RETURNS
                                   (12/31/02)

                       Dec.        One        Three      Since
                        Q          Year       Years    Inception**
------------------------------------------------------------------------------
FOCUS FUND           (3.41)%     (17.41)%    (13.60)%    (7.92)%

S&P 500(R)            8.44       (22.10)     (14.55)    (11.71)
Stock Index

**From October 31, 1999.

The annual expense ratios for both Funds are contractually capped at 1.75% by their Adviser through June 30, 2004, after which time, the expense limitations may be terminated or revised at any time. The agreement to cap the expense ratio of the Growth Fund favorably affected performance through June 30, 1997 and has favorably affected the performance of the Focus Fund since inception.

Returns for the Funds include the reinvestment of all dividends and are net of expenses. Returns for periods greater than one year are compound average annual rates of return. Past performance is not predictive of future results. Investment returns and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

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                              BRAMWELL GROWTH FUND

           PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2002 (UNAUDITED)

                                                                         MARKET
                                                        SHARES           VALUE
                                                        ------          -------
COMMON STOCKS - 90.38%
AEROSPACE - 0.73%
Lockheed Martin Corp. 25,000                                          $1,443,750
                                                                      ----------

COMMUNICATIONS - 1.71%
Nokia Corp. - ADR                                       100,000        1,550,000
Qualcomm, Inc.*                                          50,000        1,819,500
                                                                      ----------
                                                                       3,369,500
                                                                      ----------
CONSUMER PRODUCTS - 3.74%
Coca-Cola Co.                                            65,000        2,848,300
Colgate-Palmolive Co.                                    60,000        3,145,800
Weight Watchers International, Inc.*                     30,000        1,379,100
                                                                      ----------
                                                                       7,373,200
                                                                      ----------

ELECTRONICS - 7.73%
Analog Devices, Inc.*                                    75,000        1,790,250
Applied Materials, Inc.*                                125,000        1,628,750
Intel Corp.                                             160,000        2,491,200
KLA-Tencor Corp.*                                        60,000        2,122,200
Linear Technology Corp.                                  70,000        1,800,400
Maxim Intergrated Products                               60,000        1,982,400
Novellus Systems, Inc.*                                  50,000        1,404,000
Texas Instruments, Inc.                                 135,500        2,033,855
                                                                      ----------
                                                                      15,253,055
                                                                      ----------

ENERGY - 4.62%
ExxonMobil Corp.                                         90,000        3,144,600
GlobalSantaFe Corp.                                      70,000        1,702,400
Nabors Industries, Inc.*                                 35,000        1,234,450
Patterson-UTI Energy, Inc.*                              63,200        1,906,744
Pogo Producing Co.                                       30,000        1,117,500
                                                                      ----------
                                                                       9,105,694
                                                                      ----------
ENTERTAINMENT &
   LEISURE TIME - 0.95%
Entravision Communications Corp.*                        40,000          399,200
Univision Communications, Inc.*                          60,000        1,470,000
                                                                      ----------
                                                                       1,869,200
                                                                      ----------

                                                                         MARKET
                                                        SHARES           VALUE
                                                        ------          -------
FINANCIAL SERVICES - 4.97%
American International Group, Inc.                       42,500      $ 2,458,625
Brown & Brown, Inc.                                      50,000        1,616,000
Fifth Third Bancorp                                      50,000        2,927,500
Wells Fargo & Co.                                        60,000        2,812,200
                                                                     -----------
                                                                       9,814,325
                                                                     -----------

HEALTHCARE - HOSPITALS - 3.01%
HCA, Inc.                                               100,000        4,150,000
Health Management
   Associates, Inc.                                     100,000        1,790,000
                                                                     -----------
                                                                       5,940,000
                                                                     -----------

HEALTHCARE PRODUCTS - 11.04%
Amgen, Inc.*                                             80,000        3,867,200
Biomet, Inc.                                             60,000        1,719,600
Johnson & Johnson                                        60,000        3,222,600
Medtronic, Inc.                                         110,000        5,016,000
Pfizer, Inc.                                            140,000        4,279,800
Stryker Corp.                                            30,000        2,013,600
Zimmer Holdings, Inc.*                                   40,000        1,660,800
                                                                     -----------
                                                                      21,779,600
                                                                     -----------

HEALTHCARE SERVICES - 11.10%
Anthem, Inc.*                                            80,000        5,032,000
Cardinal Health, Inc.                                    85,750        5,075,543
UnitedHealth Group, Inc.                                 73,000        6,095,500
WellPoint Health Networks, Inc.*                         80,000        5,692,800
                                                                     -----------
                                                                      21,895,843
                                                                     -----------

INDUSTRIAL PRODUCTS - 6.79%
3M                                                       40,600        5,005,980
General Electric Co.                                    135,000        3,287,250
Illinois Tool Works, Inc.                                35,000        2,270,100
Molex, Inc., Class A                                    142,481        2,833,947
                                                                     -----------
                                                                      13,397,277
                                                                     -----------

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FUNDS

     PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2002 (UNAUDITED) (continued)


                                                                         MARKET
                                                        SHARES           VALUE
                                                        ------          -------
INFORMATION PROCESSING
   EQUIPMENT - 5.73%
Dell Computer Corp.*                                     205,000     $ 5,481,700
International Business
   Machines Corp.                                         75,000       5,812,500
                                                                     -----------
                                                                      11,294,200
                                                                     -----------

INFORMATION PROCESSING
   SERVICES - 3.66%
Affiliated Computer Services, Inc.*                      125,000       6,581,250
Hewitt Associates, Inc.*                                  20,000         633,800
                                                                     -----------
                                                                       7,215,050
                                                                     -----------

INFORMATION PROCESSING
   SOFTWARE - 2.62%
Microsoft Corp.*                                         100,000       5,170,000
                                                                     -----------

RESTAURANTS - 5.03%
Applebee's International, Inc.                            60,000       1,391,460
Brinker International, Inc.*                              85,000       2,741,250
Cheesecake Factory, Inc.*                                100,250       3,624,037
Starbucks Corp.*                                          70,000       1,426,600
SYSCO Corp.                                               25,000         744,750
                                                                     -----------
                                                                       9,928,097
                                                                     -----------

RETAILING - 13.28%
Kohl's Corp.*                                            110,000       6,154,500
Lowe's Companies, Inc.                                   130,000       4,875,000
Pier 1 Imports, Inc.                                     100,000       1,893,000
Tiffany & Co.                                            100,000       2,391,000
Wal-Mart Stores, Inc.                                    100,000       5,051,000
Walgreen Co.                                             200,000       5,838,000
                                                                     -----------
                                                                      26,202,500
                                                                     -----------

TRANSPORTATION - 3.67%
FedEx Corp.                                               60,000       3,253,200
Union Pacific Corp.                                       35,000       2,095,450
United Parcel Service, Inc.                               30,000       1,892,400
                                                                     -----------
                                                                       7,241,050
                                                                     -----------

TOTAL COMMON STOCKS
(Cost $162,343,671)                                                  178,292,341
                                                                     -----------


                                                     PRINCIPAL           MARKET
                                                       AMOUNT            VALUE
                                                      -------           -------
SHORT-TERM
   INVESTMENTS - 9.22%
COMMERCIAL PAPER - 4.56%
American Express Credit Corp.,
   1.00%, Due 1/3/03                                $  4,500,000      $4,500,000
GE Capital Credit Corp.,
   1.00%, Due 1/3/03                                   4,499,705       4,499,705
                                                                      ----------
                                                                       8,999,705
                                                                      ----------

UNITED STATES GOVERNMENT
   AGENCY - 1.64%
FHLB Discount Note, 0.66%,
   Due 1/2/03                                          3,227,942       3,227,942
                                                                      ----------

VARIABLE RATE
   DEMAND NOTES - 3.02%
U.S. Bancorp, 1.17%                                    3,229,000       3,229,000
Wisconsin Electric Power
   Co., 1.06%                                          2,735,000       2,735,000
                                                                      ----------
                                                                       5,964,000
                                                                       ---------

TOTAL SHORT-TERM INVESTMENTS
(Cost $18,191,647)                                                    18,191,647
                                                                      ----------

TOTAL INVESTMENTS - 99.60%
(Cost $180,535,318)                                                  196,483,988

OTHER ASSETS LESS LIABILITIES - 0.40%                                   788,255
                                                                      ----------

NET ASSETS - 100.00%
(12,252,675 shares outstanding)                                     $197,272,243
                                                                     ===========

NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE                                           $     16.10
                                                                     ===========

*Non-income producing security
See notes to financial statements.

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BRAMWELL
FUNDS

                               BRAMWELL FOCUS FUND

           PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2002 (UNAUDITED)

                                                                         MARKET
                                                        SHARES           VALUE
                                                        ------          -------
COMMON STOCKS - 93.45%
COMMUNICATIONS - 2.73%
QUALCOMM, Inc.*                                            5,000        $181,950
                                                                        --------

CONSUMER PRODUCTS - 1.97%
Coca-Cola Co.                                              3,000         131,460
                                                                        --------

ELECTRONICS - 9.13%
Analog Devices, Inc.*                                      6,000         143,220
Applied Materials, Inc.*                                  10,000         130,300
Intel Corp.                                               10,000         155,700
Linear Technology Corp.                                    7,000         180,040
                                                                        --------
                                                                         609,260
                                                                        --------

ENERGY - 5.50%
Patterson-UTI Energy, Inc.*                                6,000         181,020
Pogo Producing Co.                                         5,000         186,250
                                                                        --------
                                                                         367,270
                                                                        --------

HEALTHCARE - HOSPITALS - 6.41%
HCA, Inc.                                                  6,000         249,000
Health Management
   Associates, Inc.                                       10,000         179,000
                                                                        --------
                                                                         428,000
                                                                        --------

HEALTHCARE PRODUCTS - 12.74%
Amgen, Inc.*                                               6,000         290,040
Biomet, Inc.                                               3,000          85,980
Medtronic, Inc.                                            6,000         273,600
Stryker Corp.                                              3,000         201,360
                                                                        --------
                                                                         850,980
                                                                        --------

HEALTHCARE SERVICES - 12.81%
Anthem, Inc.*                                              5,000         314,500
Cardinal Health, Inc.                                      2,000         118,380
UnitedHealth Group, Inc.                                   2,500         208,750
WellPoint Health Networks, Inc.*                           3,000         213,480
                                                                        --------
                                                                         855,110
                                                                        --------

INDUSTRIAL PRODUCTS - 3.70%
3M                                                         2,000         246,600
                                                                        --------

INFORMATION PROCESSING
   EQUIPMENT - 11.01%
Dell Computer Corp.*                                      13,000         347,620
International Business
   Machines Corp.                                          5,000         387,500
                                                                        --------
                                                                         735,120
                                                                        --------

INFORMATION PROCESSING
   SERVICES - 4.73%
Affiliated Computer Services, Inc.*                        6,000         315,900
                                                                        --------


                                                                         MARKET
                                                          SHARES          VALUE
                                                          ------         -------
RESTAURANTS - 8.04%
Applebee's International, Inc.                             7,000        $162,337
Brinker International, Inc.*                               6,000         193,500
Cheesecake Factory, Inc.*                                  5,000         180,750
                                                                        --------
                                                                         536,587
                                                                        --------

RETAILING - 12.24%
Kohl's Corp.*                                              5,000         279,750
Pier 1 Imports, Inc.                                      10,000         189,300
Wal-Mart Stores, Inc.                                      4,000         202,040
Walgreen Co.                                               5,000         145,950
                                                                        --------
                                                                         817,040
                                                                        --------

TRANSPORTATION - 2.44%
FedEx Corp.                                                3,000         162,660
                                                                        --------

TOTAL COMMON STOCKS
(Cost $6,301,625)                                                      6,237,937
                                                                       ---------

                                                       PRINCIPAL
                                                        AMOUNT
                                                      --------
VARIABLE RATE
DEMAND NOTES - 5.42%
U.S. Bancorp, 1.17%                                     $190,000         190,000
Wisconsin Electric Power
   Co., 1.06%                                            172,000         172,000
                                                                         -------
                                                                         362,000
                                                                         -------

TOTAL VARIABLE RATE DEMAND NOTES
(Cost $362,000)                                                          362,000
                                                                         -------

TOTAL INVESTMENTS - 98.87%
(Cost $6,663,625)                                                      6,599,937

OTHER ASSETS LESS LIABILITIES - 1.13%                                     75,085
                                                                         -------

NET ASSETS - 100.00%
(874,266 shares outstanding)                                          $6,675,022
                                                                      ==========

NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE                                                 $7.64
                                                                           =====

*Non-income producing security
See notes to financial statements.

                                                              Semi-Annual Report

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                              BRAMWELL FUNDS, INC.

                      STATEMENTS OF ASSETS AND LIABILITIES

                          DECEMBER 31, 2002 (UNAUDITED)

                                                    GROWTH FUND      FOCUS FUND
                                                   ------------      ----------
ASSETS:
Investments at value
   (cost $180,535,318 and
   $6,663,625, respectively)                     $ 196,483,988    $   6,599,937
Receivable for securities sold                       1,310,614          114,342
Receivable for fund shares sold                        604,573            6,000
Dividends and interest receivable                       98,126            1,846
Prepaid and other assets                                54,675            8,013
Receivable from Adviser                                   --              7,828
Cash                                                       208               67
                                                 -------------    -------------
Total Assets                                       198,552,184        6,738,033
                                                 -------------   -------------

LIABILITIES:
Payable for securities purchased                       983,169           36,350
Accrued investment advisory fees                       169,339            5,905
Accrued expenses                                        85,098           19,280
Accrued distribution fees                               42,335            1,476
                                                 -------------    -------------
Total Liabilities                                    1,279,941           63,011
                                                 -------------    -------------
NET ASSETS                                       $ 197,272,243    $   6,675,022
                                                 =============    =============

NET ASSETS CONSIST OF:
Capital stock                                      190,970,277        9,428,351
Accumulated net realized loss on investments        (9,646,704)      (2,689,641)
Net unrealized appreciation (depreciation)
   on investments                                   15,948,670          (63,688)
                                                 -------------    -------------
NET ASSETS                                       $ 197,272,243    $   6,675,022
                                                 =============    =============

CAPITAL STOCK, $.0001 par value
Authorized                                         200,000,000      200,000,000
Issued and outstanding                              12,252,675          874,266

NET ASSET VALUE, REDEMPTION PRICE
AND OFFERING PRICE PER SHARE                            $16.10            $7.64
                                                        ======           ======

See notes to financial statements.

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FUNDS
                              BRAMWELL FUNDS, INC.

                            STATEMENTS OF OPERATIONS

                            FOR THE SIX MONTHS ENDED
                          DECEMBER 31, 2002 (UNAUDITED)

                                                      GROWTH FUND     FOCUS FUND
                                                      ------------    ----------
INVESTMENT INCOME:
Dividends                                             $    436,160    $  11,260
Interest                                                   161,742        5,802
                                                      ------------    ---------
Total Investment Income                                    597,902       17,062
                                                      ------------    ---------

EXPENSES:
Investment advisory fees                                   914,235       34,899
Distribution fees                                          228,559        8,725
Fund administration and accounting fees                    100,074       30,246
Shareholder servicing fees                                 102,433        9,358
Professional fees                                           69,992        2,656
Federal and state registration fees                         26,032        7,676
Reports to shareholders                                     25,865        1,322
Custody fees                                                24,940        3,649
Directors' fees                                             14,309        9,700
Other                                                       14,368        1,626
                                                      ------------    ---------
Total expenses before waiver                             1,520,807      109,857
Waiver of expenses                                            --        (48,785)
                                                      ------------    ---------
Net Expenses                                             1,520,807       61,072
                                                      ------------    ---------
NET INVESTMENT LOSS                                       (922,905)     (44,010)
                                                      ------------    ---------

REALIZED AND UNREALIZED GAINS
(LOSSES):
Net realized loss on investments                        (3,996,812)    (841,222)
Net realized gain on options written                        30,623         --
Net realized gain on short transactions                     15,817         --
Change in net unrealized appreciation/depreciation
  on investments                                       (23,750,915)    (131,093)
                                                      ------------    ---------

Net Loss on Investments                                (27,701,287)    (972,315)
                                                      ------------    ---------

NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS                             $(28,624,192) $(1,016,325)
                                                      ============    ==========


See notes to financial statements.

                                                              Semi-Annual Report

(LOGO)
BRAMWELL
FUNDS

                              BRAMWELL GROWTH FUND

                       STATEMENTS OF CHANGES IN NET ASSETS


                                                        SIX MONTHS
                                                           ENDED         FISCAL YEAR
                                                     DECEMBER 31, 2002       ENDED
                                                        (UNAUDITED)     JUNE 30, 2002
                                                        ------------      ------------
OPERATIONS:
Net investment loss                                  $    (922,905)     $  (1,683,824)
Net realized loss on investments                        (3,996,812)        (2,511,848)
Net realized gain on options written                        30,623               --
Net realized gain on short transactions                     15,817               --
Change in net unrealized appreciation/depreciation
on investments                                         (23,750,915)       (21,851,813)
                                                      ------------      -------------
Net decrease in net assets resulting
  from operations                                      (28,624,192)       (26,047,485)
                                                      ------------      -------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares                           141,737,538        196,514,463
Proceeds from reinvestment of dividends                       --           14,031,639
Redemption of shares                                  (107,235,987)      (199,779,395)
                                                      ------------      -------------
Net increase from share transactions                    34,501,551         10,766,707
                                                      ------------      -------------

DIVIDENDS PAID FROM:
Net realized gains                                            --          (14,954,020)
                                                      ------------      -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                  5,877,359        (30,234,798)


NET ASSETS:
Beginning of Period                                    191,394,884        221,629,682
                                                      ------------      -------------
END OF PERIOD                                         $197,272,243       $191,394,884
                                                      ============       ============

TRANSACTIONS IN SHARES:
Shares sold                                              8,359,236          9,673,351
Dividends reinvested                                          --              725,524
Shares redeemed                                         (6,339,314)        (9,803,615)
                                                      ------------      -------------
Net increase                                             2,019,922            595,260
                                                     =============      =============

See notes to financial statements.

Semi-Annual Report

(LOGO)
BRAMWELL
FUNDS


                               BRAMWELL FOCUS FUND

                       STATEMENTS OF CHANGES IN NET ASSETS


                                                     SIX MONTHS
                                                        ENDED            FISCAL YEAR
                                                    DECEMBER 31, 2002       ENDED
                                                       (UNAUDITED)     JUNE 30, 2002
                                                      ------------      -----------
OPERATIONS:
Net investment loss                                     $(44,010)        $(72,645)
Net realized loss on investments                        (841,222)      (1,091,900)
Change in net unrealized appreciation/depreciation
  on investments                                        (131,093)          419,074
                                                     -----------       -----------
Net decrease in net assets resulting
from operations                                       (1,016,325)         (745,471)
                                                     -----------       -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares                           2,104,698         7,179,086
Redemption of shares                                  (1,036,726)       (6,944,622)
                                                     -----------       -----------
Net increase from share transactions                   1,067,972           234,464
                                                     -----------       -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS                   51,647          (511,007)

NET ASSETS:
Beginning of period                                    6,623,375         7,134,382
                                                     -----------       -----------
END OF PERIOD                                         $6,675,022        $6,623,375
                                                      ==========        ==========

TRANSACTIONS IN SHARES:
Shares sold                                              257,596           768,341
Shares redeemed                                         (130,322)         (742,933)
                                                     -----------       -----------
Net increase                                             127,274            25,408
                                                     ===========        ==========


See notes to financial statements.

                                                              Semi-Annual Report

(LOGO)
BRAMWELL
FUNDS

                    BRAMWELL FUNDS, INC.

                    FINANCIAL HIGHLIGHTS


                                                                               GROWTH FUND
                                      --------------------------------------------------------------------------------------------
                                         SIX MONTHS       FISCAL        FISCAL           FISCAL         FISCAL          FISCAL
                                            ENDED          YEAR          YEAR             YEAR           YEAR            YEAR
                                         DECEMBER 31,      ENDED         ENDED            ENDED          ENDED          ENDED
                                            2002         JUNE 30,      JUNE 30,          JUNE 30,      JUNE 30,        JUNE 30,
SELECTED PER SHARE DATA1                 (UNAUDITED)       2002          2001              2000          1999            1998
                                      ---------------  ------------ --------------   --------------  -------------  -------------

NET ASSET VALUE, BEGINNING
  OF PERIOD                                  $18.70         $23.00          $30.48           $26.07         $23.05         $17.53

INCOME FROM INVESTMENT
  OPERATIONS:
Net investment loss                           (0.08)         (0.16)          (0.10)           (0.27)         (0.18)         (0.13)
Net realized and unrealized gains
  (losses) on securities                      (2.52)         (2.53)          (5.16)            5.91           4.45          6.82
                                      ---------------  ------------ --------------   --------------  -------------  -------------

TOTAL FROM INVESTMENT
  OPERATIONS                                  (2.60)         (2.69)          (5.26)            5.64           4.27          6.69

LESS DISTRIBUTIONS:
Distributions from capital gains                 --          (1.61)          (2.22)           (1.23)         (1.25)         (1.17)
                                    ---------------   ------------   -------------   --------------   ------------   ------------

NET ASSET VALUE, END OF PERIOD               $16.10         $18.70          $23.00           $30.48         $26.07         $23.05
                                    ===============   ============   =============   ==============   ============   ============

TOTAL RETURN3                               (13.9)%        (11.9)%         (18.4)%            22.5%          19.4%          39.5%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000s)           $197,272       $191,395        $221,630         $275,976       $268,726    $   205,922
Ratio of expenses to average
  net assets4,5                               1.66%          1.63%           1.53%            1.54%          1.58%          1.66%
Ratio of net investment
  loss to average net assets4,5             (1.01)%        (0.84)%         (0.37)%          (0.93)%        (0.79)%        (0.75)%

Portfolio turnover rate3                        30%            66%             57%              25%            38%            49%

Note: The Financial Highlights table is intended to help you understand the financial performance of the Growth Fund for the past 5 years or, in the case of the Focus Fund, for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

See notes to financial statements.

Semi-Annual Report

(LOGO)
BRAMWELL
FUNDS

                    BRAMWELL FUNDS, INC.
                    FINANCIAL HIGHLIGHTS


                                                                    FOCUS FUND
                                     ------------------------------------------------------------------------
                                      SIX MONTHS            FISCAL           FISCAL
                                          ENDED              YEAR             YEAR                  PERIOD
                                      DECEMBER 31,           ENDED            ENDED                  ENDED
                                           2002             JUNE 30,         JUNE 30,              JUNE 30,
SELECTED PER SHARE DATA1                (UNAUDITED)            2002             2001                 2000
                                       ------------       ------------      -------------        ------------

NET ASSET VALUE, BEGINNING
  OF PERIOD                           $       8.87       $       9.89       $      12.26        $      10.00

INCOME FROM INVESTMENT
  OPERATIONS:
Net investment loss                          (0.05)             (0.10)             (0.06)              (0.04)
Net realized and unrealized gains
  (losses) on securities                     (1.18)             (0.92)             (2.22)               2.30
                                       ------------       ------------      -------------        ------------

TOTAL FROM INVESTMENT
  OPERATIONS                                 (1.23)             (1.02)             (2.28)               2.26

LESS DISTRIBUTIONS:
Distributions from capital gains                 --                --              (0.09)                --
                                      ------------       ------------      -------------        ------------

NET ASSET VALUE, END OF PERIOD        $       7.64       $       8.87       $       9.89        $      12.26
                                      ============       ============       ============        ============

TOTAL RETURN3                               (13.9)%           (10.3)%            (18.7)%             (22.6)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000s)             $6,675            $6,623             $7,134           $   6,452
Ratio of expenses to average
  net assets4,5                               1.75%             1.75%              1.75%               1.75%
Ratio of net investment
  loss to average net assets4,5             (1.26)%           (1.11)%            (0.57)%             (0.69)%

Portfolio turnover rate3                        78%              138%               117%                 66%

1 Information presented relates to a share of capital stock outstanding for the entire period.
2 From October 31, 1999.
3 Not annualized for periods less than a full year.
4 Net of reimbursements and waivers for the Focus Fund. Absent reimbursements and waivers of expenses by the Adviser, the ratio of expenses and net investment loss to average net assets for the six months ended December 31, 2002, the years ended June 30, 2002, and June 30, 2001, and the period ended June 30, 2000, would have been 3.15% and (1.26)%, 3.28% and (2.66)%, 3.10% and
  (1.92)%, and 5.46% and (4.40)% respectively.
5 Annualized for periods less than a full year.

                                                              Semi-Annual Report

(LOGO)
BRAMWELL
FUNDS


                            THE BRAMWELL FUNDS, INC.

                          NOTES TO FINANCIAL STATEMENTS

                          DECEMBER 31, 2002 (UNAUDITED)

1.ORGANIZATION

The Bramwell Funds, Inc. (the "Funds") was incorporated on June 3, 1994 and is registered as an open-end, management investment company organized as a series fund under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Funds consist of two investment portfolios: the Bramwell Growth Fund and the Bramwell Focus Fund. The Bramwell Growth Fund, which is a separate diversified portfolio, commenced operations on August 1, 1994. The Bramwell Focus Fund, which is a separate non-diversified portfolio,was launched on November 1, 1999. Bramwell Capital Management, Inc. ("BramCap") is the Funds' investment adviser.

2.SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

a)Investment Valuation

A security listed or traded on a recognized stock exchange or quoted on NASDAQ is valued at its last sale price prior to the time when assets are valued. If no sale is reported on the valuation date, the most current bid price is used. All other securities for which over-the-counter market quotations are readily available are valued at the most current bid price. Debt securities which will mature in more than 60 days are valued at prices furnished by a pricing service approved by the Board of Directors.

Whenever a furnished price is significantly different from the previous day's furnished price, BramCap will review the price to determine if it is appropriate. Securities which will mature in 60 days or less are valued at amortized cost, which approximates market value. Variable rate demand notes are valued at cost which approximates market value. These notes are unsecured and could present credit risk to the extent the issuer defaults on its payment obligation. The credit-worthiness of the issuer is monitored and these notes have been determined by BramCap to present minimal credit risk. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors.


Semi-Annual Report

(LOGO)
Bramwell
FUNDS

b)Option Contracts

The Funds may write covered put or call options. Premiums received by a Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period in which the option is outstanding, although any potential loss during the period would be reduced by the amount of the option premium received.

Transactions in covered call options written for the six months ended December 31, 2002 for the Growth Fund were as follows:


                           Number of   Premium
                           Contracts    Amount
------------------------------------------------
Options outstanding
   at June 30, 2002             --        --
Options written                400   $30,623
Options expired               (400)  (30,623)
                           -------   -------
Options outstanding
   at December 31, 2002         --  $     --
                           =======  ========

c)Short Sales

The Funds may make limited short sales of securities. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. To complete such a transaction, the Funds must borrow the security to deliver to the buyer upon the short sale; the Funds are then obligated to replace the security borrowed by purchasing it in the open market at some later date.

When a Fund sells a security short, an amount equal to the sales proceeds is included in the Statement of Assets and Liabilities as an asset and an equal amount as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the security sold short.

The Funds will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will realize a gain if the security declines in value between those dates.

All short sales must be fully collateralized. Each Fund maintains assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short.

Each Fund is liable for any dividends paid on securities sold short. Dividends on short sales are included as Dividends on Short Positions on the Statement of Operations.

The Funds may also sell short "against the box" (i.e., the Funds enter into a short sale as described above while holding an offsetting long position in the security which it sold short). If either Fund were to enter into a short sale "against the box," each Fund will segregate an equivalent amount of securities owned as collateral while the short sale is outstanding.


                                                              Semi-Annual Report

(LOGO)
Bramwell
FUNDS

d)Expenses

The Funds are charged for those expenses that are directly attributable to each Fund, such as investment advisory and custodian fees. Expenses that are not directly attributable to a portfolio are typically allocated among the portfolios in proportion to their respective net assets.

e)Federal Income Taxes

The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all their taxable income to their shareholders. Therefore, no federal income tax provision is recorded.

f)Distributions to Shareholders

Dividends, if any, from net investment income are declared and paid annually in the December calendar quarter. Distributions of net realized capital gains, if any, will be declared at least annually. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may periodically make reclassifications among certain of their capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America.

g)Other

Investment transactions are accounted for on trade date. The Funds determine the gain or loss realized from investment transactions by comparing the cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3. INVESTMENT TRANSACTIONS

Purchases and sales of securities, excluding short-term investments, for the six months ended December 31, 2002 were as follows:

                    Growth Fund                 Focus Fund
------------------------------------------------------------
Purchases           $73,693,008                $5,795,422
Sales                48,914,546                 4,851,360

There were no purchases or sales of long-term U.S. government securities. At December 31, 2002, gross unrealized appreciation and depreciation of investments, based on aggregate cost for federal income tax purposes were as follows:

                     Growth Fund             Focus Fund
--------------------------------------------------------
Cost                 $180,976,065            $6,691,428
                     ============          ============

Appreciation        $  29,370,067            $  328,824
Depreciation          (13,862,144)             (420,315)
                    -------------         -------------

Net
appreciation/
(depreciation)
on investments     $  15,507,923            $   (91,491)
                    ============           ============

Of the unrealized appreciation on investments, 90% and 29% (unaudited) is attributable to securities held greater than 12 months at December 31, 2002, for the Growth Fund and Focus Fund, respectively.

Semi-Annual Report

(LOGO)
Bramwell
FUNDS


As of December 31, 2002, the components of accumulated earnings (deficit) on a tax basis were as follows:

                            Growth Fund             Focus Fund
--------------------------------------------------------------
Accumulated
capital and
other losses               $ (9,205,957)          $(2,661,838)
Unrealized
appreciation
(depreciation)
on investments               15,507,923               (91,491)
                           ------------           ------------
Total
accumulated
earnings (deficit)         $  6,301,966           $(2,753,329)
                           ============           ============

The tax components of dividends paid during the year were as follows:

                                   Growth Fund
------------------------------------------------------------
                     Six Months                 Year
                       Ended                   Ended
                     December 31,             June 30,
                         2002                   2002
------------------------------------------------------------------------------
Ordinary
Income              $            --       $            --
Long-Term
Capital Gains       $            --       $14,954,020

                                   Focus Fund
------------------------------------------------------------------------------
                       Six Months             Year
                         Ended               Ended
                      December 31,         June 30,
                         2002                 2002
------------------------------------------------------------------------------
Ordinary
Income              $            --      $            --
Long-Term
Capital Gains       $            --      $            --

4. INVESTMENT ADVISORY
   AGREEMENTS

The Funds have agreements with BramCap, with whom certain officers and a director of the Funds are affiliated, to furnish investment advisory services to the Funds. Under the terms of the agreements, the Funds will pay BramCap a monthly fee at the annual rate of 1.00% on average daily net assets of each Fund. The Funds' investment adviser has voluntarily agreed to limit the total expenses of each Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 1.75% of each Fund's average net assets until June 30, 2004. After such date, the expense limitation may be terminated or revised at any time. For the six months ended December 31, 2002, the Adviser reimbursed the Focus Fund $48,785. The expense ratio for the Growth Fund for the six months ended December 31, 2002 was 1.66%.

5. DISTRIBUTION PLANS

The Funds have adopted Service and Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans authorize payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of each Fund's average daily net assets.

                                                              Semi-Annual Report

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

                                     (LOGO)
                                    BRAMWELL
                                      FUNDS

                         1-800-BRAMCAP (1-800-272-6227)
                              WWW.BRAMWELLFUNDS.COM

     BOARD OF DIRECTORS

ELIZABETH R. BRAMWELL, CFA
President, Chief Investment
and Financial Officer
The Bramwell Funds, Inc.

CHARLES L. BOOTH, JR.
Former Executive Vice
President and Chief Investment Officer
The Bank of New York, Inc.

GEORGE F. KEANE
President Emeritus
The Common Fund

JAMES C. SARGENT
Former Commissioner
Securities & Exchange Commission

MARTHA R. SEGER, PH.D.
Former Governor
Federal Reserve Board

                                    OFFICERS

                           ELIZABETH R. BRAMWELL, CFA
                           President, Chief Investment
                              and Financial Officer

                                DONALD G. ALLISON
                             Secretary and Treasurer

                              MARGARET A. BANCROFT
                               Assistant Secretary

                               INVESTMENT ADVISER
                        Bramwell Capital Management, Inc.

                                  ADMINISTRATOR
                             UMB Fund Services, Inc.
                                     COUNSEL
                                   Dechert LLP

                              INDEPENDENT CERTIFIED
                               PUBLIC ACCOUNTANTS
                           PricewaterhouseCoopers LLP

                                    CUSTODIAN
                                  U.S. Bancorp

                                 TRANSFER AGENT
                                  AND DIVIDEND
                                DISBURSING AGENT
                         U.S. Bancorp Fund Services, LLC

This financial statement is submitted for the general information of the shareholders of the Bramwell Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                                                                     BR-410-0203